Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


                            THE MONTGOMERY FUNDS II

                    Supplemented dated April 26, 1999 to the

                                   Prospectus
                              dated June 30, 1998



For Investors in the Montgomery Emerging Markets Focus Fund


         On May 31, 1999, the Montgomery Emerging Markets Focus Fund will change its name to Montgomery Institutional Series: Emerging Markets Focus Portfolio. At that time, Class A Shares of the Fund will be re-designated as no-load institutional shares, with institutional minimums and pricing, and Class B and Class C shares will be converted automatically to the no-load institutional shares. This share class re-designation and conversion will have no effect on the management, objective or strategies of the Fund. After May 31, 1999, Class A, Class B and Class C shares will no longer be offered.